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                                                                   Exhibit 10(s)
                               THIRD AMENDMENT TO
                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                     EMPLOYEE STOCK PURCHASE LOAN AGREEMENT


     This Third Amendment to Employee Stock Purchase Loan Agreement (the "Third Amendment") dated as of June 28, 1994, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (the "Company") and amends the Employee Stock Purchase Loan Agreement dated as of November 10, 1992 between the Bank and the Company, as amended by the First Amendment dated as of July 22, 1993 and the Second Amendment dated as of February 24, 1994 (as so amended, the "Agreement").


                              PRELIMINARY STATEMENT

     The Bank and the Company desire to amend the Agreement on the following terms and conditions.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Terms. All capitalized terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein.

     2. Amendments. The parties hereto agree that Section 1(a) is hereby amended by deleting June 30, 1994 and inserting June 29, 1995 in lieu thereof.

     3. Representations and Warranties. The Company represents and warrants to the Bank:

     3.1 Authorization; Enforceable Agreement. This Third Amendment, and any instrument or agreement required hereunder, are within the Company's powers, have been duly authorized, and do not conflict with any of its organizational papers. This Third Amendment is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, and when executed and delivered, will be similarly legal, valid, binding and enforceable. This Third Amendment does not conflict with any law, agreement, or obligation by which the Company is bound.

     3.2 Default. No Default or Event of Default under the Agreement has occurred and is continuing.



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     4.   Enforcing this Agreement; Miscellaneous.

     4.1 California Law. This Third Amendment is governed by laws of the State of California.

     4.2 Successors and Assigns. This Third Amendment is binding on the Company's and the Bank's successors and assignees. The Company agrees that it may not assign this Third Amendment without the Bank's prior consent.

     4.3 Effectiveness of this Agreement. Except as hereby amended, the Agreement shall remain in full force and effect.

     This Third Amendment is executed as of the date stated at the top of the first page.



                              SCIENCE APPLICATIONS INTERNATIONAL
                              CORPORATION



                              By:       s/William A. Roper Jr.
                              Title:     Senior Vice President & CFO


                              By:      s/Ward Reed
                              Title:    Corporate Vice President & Treasurer



                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By:      s/Lori Kannegieter
                              Title:     Vice President







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